UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 5, 2008
A.C. Moore Arts & Crafts, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (856) 768-4930
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities.

Item 2.06	Material Impairments.
On June 9, 2008, A.C. Moore Arts & Crafts, Inc. (the “Company”) announced results of its real estate portfolio review and its determinations made on June 5, 2008. The information contained in the Company’s press release attached as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item 2.05 and Item 2.06.

Item 7.01	Regulation FD Disclosure.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated June 9, 2008.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 9, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. MOORE ARTS & CRAFTS, INC.
Date: June 10, 2008	By:	/s/ Amy Rhoades
		Name:	Amy Rhoades
		Title:	Vice President and General Counsel